UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 21, 2013

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Texas	1-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16825 Northchase Drive, Suite 400
Houston, Texas 77060
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the May 21, 2013, annual meeting of shareholders, shareholders of Swift Energy Company (“Swift Energy” or the “Company”) approved the Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan, which modifies and supersedes the First Amended and Restated Swift Energy Company 2005 Stock Compensation Plan, as amended (collectively referred to as the “Amended 2005 Plan”). The Amended 2005 Plan approved includes (i) an increase in the number of shares of the Company’s common stock available for award by 2.1 million shares and (ii) changes to the performance based measures in order to allow certain grants and awards made to the Company’s Named Executive Officers to qualify as performance-based compensation deductible under Section 162(m) of the Internal Revenue Code of 1986. A copy of the Amended 2005 Plan is filed as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company’s annual meeting of shareholders was held on May 21, 2013. At the record date, 43,354,862 shares of common stock were outstanding and entitled to one vote per share upon all matters submitted at the meeting. At the annual meeting, Greg Matiuk and Bruce H. Vincent were elected to serve as directors of Swift Energy for three-year terms to expire at the 2016 annual meeting of shareholders. These directors were elected by the following votes:

Nominees for Director	For	Withheld
Greg Matiuk	33,385,481	1,998,660
Bruce H. Vincent	32,165,333	3,218,808

The following proposals were also approved at the annual meeting:

Proposal	For	Against	Abstain	Broker Non-Vote
To approve the Second Amended and Restated 2005 Swift Energy Company Stock Compensation Plan, including the increase in the number of shares of common stock that may be issued and changes to the performance measures as contemplated by IRC Section 162(m)	30,130,283	4,675,596	578,262	5,437,125
To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers as presented in the proxy statement	32,989,602	2,338,099	56,440	5,437,125
To ratify the selection of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending December 31, 2013	38,989,731	1,807,851	23,684	0

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description
10.1	Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 24, 2013

Swift Energy Company
By:	/s/ Bruce H. Vincent
Bruce H. Vincent President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amended and Restated Swift Energy Company 2005 Stock Compensation Plan

5